                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 AUGUST 15, 2000

                              Auspex Systems, Inc.

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware                                  0-21432                                93-0963760
------------------------------------------ --------------------------------------- ----------------------------------------
     (State or other jurisdiction of              (Commission File Number)            (IRS Employer Identification No.)
              incorporation

---------------------------------------------------------------------------------------------------------------------------

          2800 Scott Boulevard, Santa Clara, California                                   95050
            (Address of principal executive offices)                                    (Zip Code)

        Registrant's telephone number, including area code (408) 566-2000





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Item 5. Other Events

     a.   Submission of Matters to A Vote of Security Holders

     A Special Meeting of the Stockholders of Auspex Systems, Inc. was held at the company's headquarters, 2800 Scott Boulevard, Santa Clara, California 95050 on August 15, 2000 at 9:00 a.m. (the "Special Meeting"). The following proposals were considered at the Special Meeting and were approved according to the respective votes of the stockholders.

1. The issuance of common stock upon the conversion and exercise of Series B Convertible Preferred Stock and related warrants of the Company pursuant to the terms of a private placement with certain institutional investors.

     Cast for          Against        Abstentions      Broker Non-Votes
     10,089,764        2,186,101        74,487            8,356,703

2. Amendments to the Company's 1993 Directors' Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

     Cast for          Against        Abstentions      Broker Non-Votes
     8,204,978        3,723,722        421,652           8,356,703

3. An amendment to the Company's 1997 Stock Plan to increase the shares reserved for issuance thereunder by 8,000,000 shares.

     Cast for          Against        Abstentions      Broker Non-Votes
     7,025,152         4,911,588        413,612          8,356,703

4. An increase in the authorized number of shares of Common Stock of the Company from 50,000,000 to 120,000,000 shares.

     Cast for          Against        Abstentions      Broker Non-Votes
     18,838,418        1,800,926        67,711                0


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     b.   Private Placement of Common Stock

     On September 19, 2000, Auspex Systems, Inc. entered into an agreement pursuant to which it sold 11,320,953 shares of common stock to sixty-two accredited investors for a price per share of $7.9625 and for gross proceeds of $90,143,088.28. This sale was done as a private placement under Regulation D of the Securities Act of 1933. The stock certificates bear a restrictive legend and each purchaser represented to Auspex Systems, Inc. that it was accredited and that it was purchasing the securities for its own account. Auspex Systems, Inc. intends to use the proceeds from the sale for working capital and other general corporate purposes. Auspex Systems Inc.'s common stock is traded on the Nasdaq National Market.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2000


                                             AUSPEX, INC.

                                             /s/ Peter R. Simpson
                                             --------------------
                                             Peter R. Simpson
                                             Chief Financial Officer




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